                                                                    EXHIBIT 10.1

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

     This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 22, 2006, by and among AGCO CORPORATION, a Delaware corporation ("AGCO"), AGCO CANADA, LTD., a Saskatchewan corporation ("Canadian Subsidiary"), AGCO LIMITED, an English corporation ("English Subsidiary One"), AGCO INTERNATIONAL LIMITED, an English corporation ("English Subsidiary Two"), AGCO HOLDING B.V., a Netherlands corporation ("Netherlands Subsidiary"), AGCO DEUTSCHLAND HOLDING LIMITED & CO. KG, a German limited partnership ("German Subsidiary"), and VALTRA HOLDING OY, a Finnish limited liability company ("Finnish Subsidiary"; AGCO, Canadian Subsidiary, English Subsidiary One, English Subsidiary Two, Netherlands Subsidiary, German Subsidiary and Finnish Subsidiary are referred to herein collectively as the "Borrowers" and individually as a "Borrower"); the lenders (the "Lenders") signatory hereto; COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", CANADIAN BRANCH, as Canadian administrative agent for the Canadian Lenders (together with any successor, in such capacity, the "Canadian Administrative Agent"); and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent for the Lenders (together with any successor, in such capacity, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Lenders, the Issuing Banks (as defined in the Credit Agreement), SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, and CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, are parties to that certain Credit Agreement dated as of December 22, 2003 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of April 12, 2004, as further amended by that certain Second Amendment to Credit Agreement dated as of August 17, 2004, as further amended by that certain Third Amendment to Credit Agreement dated as of March 21, 2005, as further amended by that certain Fourth Amendment to Credit Agreement and Consent dated as of June 2, 2005 and as further amended, restated, supplemented or modified from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended, and the Lenders signatory hereto, the Canadian Administrative Agent and the Administrative Agent have agreed to the requested amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

     SECTION 1. Amendments.

               (a) Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby amended and modified by deleting the table contained in the definition of "Applicable Margin" set forth therein in its entirety and by substituting the following in lieu thereof:

                                       Applicable
                                       Margin for
                                       LIBO Rate
                                       Revolving
                                     Loans and for
                                       Base Rate       Applicable
                                       Revolving     Margin for Base
                                        Loans in     Rate Revolving    Applicable
                                        Offshore      Loans in U.S.    Margin for
         Senior Debt Ratio             Currencies        Dollars       Unused Fee
         -----------------           -------------   ---------------   ----------
Greater than or equal to 3.00 to         2.00%            0.75%           0.50%
1.00

Less than 3.00 to 1.00 but greater       1.75%            0.50%          0.425%
than or equal to 2.50 to 1.00

Less than 2.50 to 1.00 but greater       1.50%            0.25%          0.350%
than or equal to 2.00 to 1.00

Less than 2.00 to 1.00                   1.25%            0.00%          0.275%

               (b) Section 7.4 of the Credit Agreement, Restricted Payments and Purchases, is hereby amended and modified as follows: (i) by deleting "and" at the end of subsection (c)(iv) thereof and inserting "," in lieu thereof; (ii) by deleting "." at the end of subsection (c)(v) thereof and inserting "and" in lieu thereof; and (iii) by inserting the following as new subsection (c)(vi):

          "(vi) purchase, redeem, retire or otherwise acquire shares of its own outstanding Stock for cash in an aggregate amount for all such shares acquired pursuant to this clause (vi) during the term of this Agreement not to exceed the sum of (A) $100,000,000, and (B) 50% of the Excess Cash

     Flow for the fiscal year ending 2006 and each fiscal year thereafter on a cumulative basis (provided, however, that such percentage of the Excess Cash Flow for any fiscal year shall not be added until the Administrative Agent shall have received the annual audit report for such fiscal year pursuant to Section 6.1(c) hereof)."

               (c) Section 7.18 of the Credit Agreement, Financial Covenants, is hereby amended and modified by deleting subsection (a), Total Debt Ratio, in its entirety and by substituting the following in lieu thereof:

          "(a) Total Debt Ratio. AGCO shall not allow, as of the end of each fiscal quarter of AGCO, the Total Debt Ratio to exceed the ratio set forth below for the applicable fiscal quarter corresponding thereto:

Fiscal Quarters Ending:      Ratio:
-----------------------      ------
From December 31, 2003       5.35 to 1.00
through September 30, 2004

December 31, 2004 through    5.10 to 1.00
September 30, 2005

December 31, 2005 through    4.60 to 1.00
September 30, 2006

December 31, 2006 through    4.25 to 1.00
September 30, 2007

December 31, 2007 and        4.00 to 1.00
thereafter

"

               (d) Section 7.18 of the Credit Agreement, Financial Covenants, is hereby further amended and modified by deleting subsection (b), Senior Debt Ratio, in its entirety and by substituting the following in lieu thereof:

          "(b) Senior Debt Ratio. AGCO shall not allow, as of the end of each fiscal quarter of AGCO, the Senior Debt Ratio to exceed the ratio set forth below for the applicable fiscal quarter corresponding thereto:

Fiscal Quarters Ending:            Ratio:
-----------------------            ------
From December 31, 2003 through     3.70 to 1.00
September 30, 2004

December 31, 2004 through          3.50 to 1.00
September 30, 2005

December 31, 2005                  3.00 to 1.00

March 31, 2006 through September   3.25 to 1.00
30, 2006

December 31, 2006 through          3.00 to 1.00
September 30, 2007

December 31, 2007 and thereafter   2.75 to 1.00

"

               (e) Section 7.18 of the Credit Agreement, Financial Covenants, is hereby further amended and modified by deleting subsection (c), Fixed Charge Coverage Ratio, in its entirety and by substituting the following in lieu thereof:

          "(c) Fixed Charge Coverage Ratio. AGCO shall maintain, as of the end of each fiscal quarter of AGCO, a Fixed Charge Coverage Ratio for the four fiscal quarter period then ended of not less than the ratio set forth below for the applicable fiscal quarter corresponding thereto:

Fiscal Quarters Ending:           Ratio:
-----------------------           ------
From December 31, 2003 through    1.50 to 1.00
December 31, 2005

March 31, 2006 through December   1.50 to 1.00
31, 2006

March 31, 2007 and thereafter     1.60 to 1.00

"

     SECTION 2. Representations and Warranties. Each of AGCO and the other Borrowers represents and warrants as follows:

               (a) The execution, delivery and performance by each Borrower of this Amendment and the other transactions contemplated hereby, are within such

Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Borrower's charter or bylaws;
(ii) violate any Applicable Law (including, without limitation, to the extent applicable, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute); (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties (including any of the Applicable Capital Market Transaction Documents); or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Subsidiaries;

               (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party;

               (c) This Amendment and each other document required to be delivered by a Borrower hereunder has been duly executed and delivered by each Borrower thereto, and constitutes the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with its terms;

               (d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the date hereof as though made on and as of such date, other than (i) any such representations and warranties that, by their terms, expressly refer to an earlier date, and (ii) as a result of changes permitted by the terms of the Credit Agreement; and

               (e) After giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     SECTION 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it, each of the following:

               (a) this Amendment, duly executed by the Borrowers, the Canadian Administrative Agent and the Administrative Agent, and Lender Addendum, in the form attached hereto, duly executed by all of the Multi-Currency Lenders, all of the Canadian Lenders, and the Required Lenders;

               (b) an amendment fee for the account of each Lender that delivered to the Administrative Agent prior to 5:00 p.m. (New York City time) on March

22, 2006 such Lender's executed Lender Addenda to this Amendment, in an amount equal to two and one-half (2.5) basis points for each such Lender's Commitment; and

               (c) the payment of such other fees, and the delivery of such other documents, instruments and information, as the Administrative Agent may reasonably request.

     SECTION 4. Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment as set forth in Section 3 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 5. Reaffirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Guaranty Agreements to which it is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreements or any of the other Loan Documents to which it is a party.

     SECTION 6. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Administrative Agent with respect thereto).

     SECTION 7. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent at variance with the Credit Agreement such as to require further notice by the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).

     SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or via email transmission of an Adobe portable document format file (also known as a "PDF File") shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 9. Delivery of Lender Addenda. Each Lender executing this Amendment shall do so by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex I attached hereto, duly executed by such Lender.

     SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

     SECTION 11. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.

               [the remainder of the page is intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

                                        AGCO CORPORATION


                                        By:    /s/ Andrew H. Beck
                                            ------------------------------------
                                        Title: S.V.P.
                                               ---------------------------------


                                        AGCO CANADA, LTD.


                                        By:    /s/ Andrew H. Beck
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO LIMITED


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO INTERNATIONAL LIMITED


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO HOLDING B.V.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


                       Fifth Amendment to Credit Agreement
                                Signature Page 1

                                        AGCO DEUTSCHLAND HOLDING LIMITED & CO.
                                        KG


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        VALTRA HOLDING OY


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


GUARANTORS:                             VALTRA DEUTSCHLAND GMBH
                                        (formerly known as RM 2379
                                        VERMOGENSVERWALTUNGS GMBH)


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO VERTRIEBS GMBH


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                       Fifth Amendment to Credit Agreement
                                Signature Page 2

                                        AGCO GMBH


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO FRANCE S.A.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO S.A.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        VALTRA TRACTEURS FRANCE S.A.S.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        VALTRA INTERNATIONAL B.V.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                       Fifth Amendment to Credit Agreement
                                Signature Page 3

                                        MASSEY FERGUSON CORP.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO EQUIPMENT COMPANY


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SUNFLOWER MANUFACTURING COMPANY, INC.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO MANUFACTURING LTD.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO SERVICES LTD.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                       Fifth Amendment to Credit Agreement
                                Signature Page 4

                                        VALTRA VUOKRAUS OY


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        AGCO DO BRASIL COMERCIA E INDUSTRIA
                                        LTDA.

                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        VALTRA DO BRASIL LTDA.


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        EXPORT MARKET SERVICES LLC


                                        By:    /s/ Stephen D. Lupton
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


                       Fifth Amendment to Credit Agreement
                                Signature Page 5

AGENTS, ISSUING BANKS                   COOPERATIEVE CENTRALE RAIFFEISEN-
AND SWING LINE BANK:                    BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND," NEW YORK BRANCH, as
                                        Administrative Agent and Multi-Currency
                                        Issuing Bank


                                        By:    /s/ Kimberly English
                                            ------------------------------------
                                        Title: Executive Director
                                               ---------------------------------


                                        By:    /s/ Brett Delfino
                                            ------------------------------------
                                        Title: Executive Director
                                               ---------------------------------


                                        COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND," CANADIAN BRANCH,
                                        as Canadian Administrative Agent and
                                        Canadian Issuing Bank


                                        By:    /s/ Rommel J. Domingo
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        By:    /s/ Khurram Rahman-Khan
                                            ------------------------------------
                                        Title: Executive Director
                                               ---------------------------------

LENDERS:                                See each Lender Addendum attached hereto


                       Fifth Amendment to Credit Agreement
                                Signature Page 7

                                 LENDER ADDENDUM

          Reference is made to the Credit Agreement dated as of December 22, 2003 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of April 12, 2004, as further amended by that certain Second Amendment to Credit Agreement dated as of August 17, 2004, as further amended by that certain Third Amendment to Credit Agreement dated as of March 21, 2005, as further amended by that certain Fourth Amendment to Credit Agreement and Consent dated as of June 2, 2005 and as further amended, restated, renewed, supplemented or otherwise modified from time to time, the "Credit Agreement") among AGCO Corporation, AGCO Canada Ltd., AGCO Limited, AGCO International Limited, AGCO Holding B.V., AGCO Deutschland Holding Limited & Co. KG and Valtra Holding Oy (collectively, the "Borrowers"), the lenders signatory thereto (together with any other financial institution that subsequently becomes a Lender thereunder, the "Lenders"), the Issuing Banks (as defined in the Credit Agreement), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", Canadian Branch, as Canadian Administrative Agent, SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as the Administrative Agent (the "Administrative Agent"). Capitalized terms used herein without definition shall have the respective meanings ascribed to those terms in the Credit Agreement.

          Upon execution and delivery of this Lender Addendum by the undersigned Lender, the undersigned Lender hereby consents to and agrees with all of the terms and conditions contained in, and shall become a party to, the Fifth Amendment to Credit Agreement dated as of March 22, 2006.

          THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission or via email transmission of an Adobe portable document file (also known as a "PDF File") shall be effective as delivery of a manually executed counterpart hereof.

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers effective as of the date set forth herein.

                                        [NAME OF LENDER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 Lender Addendum
                                 Signature Page